     As filed with the Securities and Exchange Commission on August 4, 2000
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        -------------------------------

                         SCIENTIFIC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)

                        -------------------------------

        DELAWARE                                      94-3234458
------------------------                -----------------------------------
 (State of Incorporation)               (I.R.S. Employer Identification No.)

                        1995 UNIVERSITY AVENUE, SUITE 400
                           BERKELEY, CALIFORNIA 94704
                    (Address of principal executive offices)



                           1999 EQUITY INCENTIVE PLAN
                            (Full title of the plans)



                                SHERYLE J. BOLTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         SCIENTIFIC LEARNING CORPORATION
                        1995 UNIVERSITY AVENUE, SUITE 400
                           BERKELEY, CALIFORNIA 94704
                                 (510) 665-9700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                        -------------------------------

                                   Copies to:
                             JEFFREY S. ZIMMAN, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 693-2000





                                                               Page 1 of 8 Pages
                                                         Exhibit Index at Page 6

                                          CALCULATION OF REGISTRATION FEE


=====================================================================================================================
=====================================================================================================================

                                                         PROPOSED MAXIMUM       PROPOSED MAXIMUM
    TITLE OF SECURITIES TO                              OFFERING PRICE PER      AGGREGATE OFFERING
        BE REGISTERED                  AMOUNT TO BE          SHARE (1)                PRICE  (1)           AMOUNT OF
                                        REGISTERED                                                      REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------
Shares of Common                       1,100,000              $5.65625           $6,221,875.00             $1,642.58
Stock, par value  $.001
per share, reserved for
future issuance under
the 1999 Equity
Incentive Plan
=====================================================================================================================

================================================================================
         (1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq National Market on August 2, 2000 for shares available for future grant pursuant to the 1999 Equity Incentive Plan (pursuant to Rule 457(c) under the Act).

================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENT ON FORM S-8
                                  NO. 333-87213


         The contents of Registration Statement on Form S-8 No. 333-87213 filed with the Securities and Exchange Commission on September 16, 1999, are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
-------

5.1                    Opinion of Cooley Godward LLP.

23.1                   Consent of Ernst & Young LLP.

23.2                   Consent of Cooley Godward LLP is contained in
                       Exhibit 5 to this Registration Statement.

24.1                   Power of Attorney is contained on the signature pages.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on June 26, 2000.


                                   SCIENTIFIC LEARNING CORPORATION




                                   By:      /s/ Jane A. Freeman
                                      ------------------------------------
                                            Jane A. Freeman
                                            Title: Chief Financial Officer



                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sheryle J. Bolton and Jane A. Freeman, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                       DATE



         /s/ Sheryle J. Bolton                            President, Chief Executive Officer          June 13, 2000
--------------------------------------------              and Director (Principal Executive
         (Sheryle J. Bolton)                              Officer)




         /s/ Jane A. Freeman                              Chief Financial Officer (Principal          June 26, 2000
--------------------------------------------              Financial and Accounting Officer)
         (Jane A. Freeman)


                                       4

         /s/ Carleton A. Holstrom                         Director                                    June 30, 2000
--------------------------------------------
         (Carleton A. Holstrom)




         /s/ Dr. Michael M. Merzenich                     Director                                    June 27, 2000
--------------------------------------------
         (Dr. Michael M. Merzenich)




         /s/ Rodman W. Moorhead, III                      Director                                    June 30, 2000
--------------------------------------------
         (Rodman W. Moorhead, III)




         /s/ Dr. Paula A. Tallal                          Director                                    June 14, 2000
--------------------------------------------
         (Dr. Paula A. Tallal)




         /s/ David A. Tanner                              Director                                    June 13, 2000
--------------------------------------------
         (David A. Tanner)




         /s/ James E. Thomas                              Director                                    June 30, 2000
--------------------------------------------
         (James E. Thomas)

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                                          DESCRIPTION                                    SEQUENTIAL PAGE
                                                                                                        NUMBER

         5.1         Opinion of Cooley Godward LLP.                                                              7
         23.1        Consent of Ernst & Young LLP.                                                               8
         23.2        Consent  of  Cooley   Godward  LLP  is  contained  in  Exhibit 5  to  this
                     Registration Statement.                                                                    --
         24.1        Power of Attorney is contained on the signature pages.                                     --


                                       6